UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 7, 2015
Mettler-Toledo International Inc.
(Exact name of registrant as specified in its charter)

Delaware	File No. 001-13595	13-3668641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Polaris Parkway Columbus, OH 43240 and Im Langacher, P.O. Box MT-100 CH-8606 Greifensee, Switzerland
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 1-614-438-4511 and +41-44-944-22-11

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2015, Mettler-Toledo International Inc.'s (the "Company") shareholders voted to amend the Company's Amended By-laws (the "By-laws"), and the Company's board of directors (the “Board”) did so amend the By-laws on May 7, 2015, effective immediately.

Article V, Section 6 was added to the By-laws to include an exclusive forum provision. Unless the Company consents to an alternative forum, the state courts of the State of Delaware (or if no state court has jurisdiction the federal district court for the District of Delaware) is the exclusive forum for: (i) derivative actions brought on the Company's behalf; (ii) claims that a Company director, officer, or employee breached a fiduciary duty owed to the Company or the stockholders; (iii) claims arising from the Delaware General Corporation Law or the Company's Certificate of Incorporation or By-laws (in each case as they may be amended); or (iv) claims governed by the internal affairs doctrine.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the prior By-laws, as amended and restated on July 23, 2009, a copy of which is filed as Exhibit 3.1 to the Company’s Report on Form 8-K dated July 27, 2009 and incorporated herein by reference, and (ii) the By-laws as amended and restated on May 7, 2015, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Mettler-Toledo International Inc. (the “Company”) was held on May 7, 2015. As of the record date of March 9, 2015 there were 28,079,137 shares of common stock entitled to vote at the meeting. The holders of 26,275,888 shares were represented in person or in proxy at the meeting, constituting a quorum. The matters submitted for a vote at the meeting and the related results were as follows:

Proposal 1 - The election of eight directors for one-year terms

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert F. Spoerry	24,749,763	431,569	21,473	1,073,083
Wah-Hui Chu	24,866,650	321,660	14,495	1,073,083
Francis A. Contino	25,030,531	159,513	12,761	1,073,083
Olivier A. Filliol	24,972,453	217,666	12,686	1,073,083
Michael A. Kelly	25,023,275	159,068	20,462	1,073,083
Hans Ulrich Maerki	24,790,007	390,653	22,145	1,073,083
George M. Milne, Jr.	24,704,585	465,844	32,376	1,073,083
Thomas P. Salice	24,264,784	917,710	20,311	1,073,083

Proposal 2 - The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,155,225	109,985	10,678	0

Proposal 3 - Vote to approve amending the Company's By-laws to adopt an exclusive forum for certain disputes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,999,054	8,165,052	38,699	1,073,083

Proposal 4 - Advisory vote to approve executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,026,401	1,149,786	26,618	1,073,083

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

3.1	Amended By-Laws of Mettler-Toledo International Inc., effective as of May 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METTLER-TOLEDO INTERNATIONAL INC.
Dated:	May 11, 2015	By:	/s/ James T. Bellerjeau
James T. Bellerjeau

General Counsel

Exhibit Index

Exhibit No.    Description

3.1	Amended By-Laws of Mettler-Toledo International Inc., effective as of May 7, 2015.

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